EXHIBIT 99.6

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                            MARM 2004-7; G1,G2,G3,G4
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Current Balance                        Loans          Balance          Balance
--------------------------------------------------------------------------------
<= $333,700.00                           164      $29,277,196             8.04
$333,700.01 - $450,000.00                171       67,176,286            18.45
$450,000.01 - $650,000.00                196      107,732,097            29.59
$650,000.01 - $850,000.00                 62       46,233,900            12.70
$850,000.01 - $1,050,000.00               45       42,688,256            11.72
$1,050,000.01 - $1,250,000.00             25       28,997,498             7.96
$1,250,000.01 - $1,450,000.00             17       22,962,668             6.31
$1,450,000.01 - $1,650,000.00             11       16,560,100             4.55
$2,250,000.01 >=                           1        2,500,000             0.69
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: $38,658.63
Maximum: $2,500,000.00
Average: $526,196.53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Current Gross Rate                     Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 2.000%                                  5       $3,182,000             0.87
2.001% - 2.250%                            3        1,785,000             0.49
2.501% - 2.750%                            6        6,007,000             1.65
2.751% - 3.000%                            6        2,523,314             0.69
3.001% - 3.250%                            6        2,826,000             0.78
3.251% - 3.500%                            3        1,389,362             0.38
3.501% - 3.750%                           11        4,481,427             1.23
3.751% - 4.000%                           30       16,890,886             4.64
4.001% - 4.250%                           96       69,249,358            19.02
4.251% - 4.500%                          150       87,501,456            24.03
4.501% - 4.750%                           96       61,046,653            16.77
4.751% - 5.000%                           66       30,549,859             8.39
5.001% - 5.250%                           60       28,385,612             7.80
5.251% - 5.500%                          100       33,774,863             9.28
5.501% - 5.750%                           54       14,535,211             3.99
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 5.750%
Weighted Average: 4.566%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Net Rate                               Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 2.000%                                  8       $4,967,000             1.36
2.001% - 2.250%                            2        1,350,000             0.37
2.251% - 2.500%                            5        5,355,773             1.47
2.501% - 2.750%                            7        2,860,541             0.79
2.751% - 3.000%                            4        1,790,000             0.49
3.001% - 3.250%                            7        3,021,517             0.83
3.251% - 3.500%                           13        6,895,273             1.89
3.501% - 3.750%                           44       27,015,824             7.42
3.751% - 4.000%                          126       85,133,652            23.38
4.001% - 4.250%                          141       85,739,524            23.55
4.251% - 4.500%                           74       41,199,521            11.31
4.501% - 4.750%                           64       28,972,687             7.96
4.751% - 5.000%                           58       27,378,201             7.52
5.001% - 5.250%                          102       32,983,814             9.06
5.251% - 5.500%                           37        9,464,674             2.60
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 5.375%
Weighted Average: 4.223%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Index                                  Loans          Balance          Balance
--------------------------------------------------------------------------------
1 Year CMT                               263     $194,241,416            53.34
1 Year Libor                             129       64,271,542            17.65
6 Month Libor                            300      105,615,042            29.00
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 1  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                            MARM 2004-7; G1,G2,G3,G4
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Months to Roll                         Loans          Balance          Balance
--------------------------------------------------------------------------------
1                                          1         $255,200             0.07
2                                          3          757,101             0.21
3                                          9        3,709,561             1.02
4                                         42       14,665,485             4.03
5                                         51       21,667,050             5.95
6                                          5        3,754,000             1.03
24                                         1          420,000             0.12
32                                         1          107,050             0.03
33                                        24       10,136,589             2.78
34                                        91       26,998,795             7.41
35                                        57       16,794,991             4.61
36                                         1          440,000             0.12
46                                         1          469,638             0.13
56                                         1          333,700             0.09
57                                        40       20,508,497             5.63
58                                       116       70,006,897            19.23
59                                       248      173,103,448            47.54
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-07-01
Minimum: 1
Maximum: 59
Weighted Average: 48
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Gross Margin                           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 2.000%                                118      $47,562,295            13.06
2.001% - 2.250%                          198       85,646,187            23.52
2.501% - 2.750%                          370      226,371,733            62.17
3.001% - 3.250%                            6        4,547,786             1.25
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 3.250%
Weighted Average: 2.513%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
First Rate Cap                         Loans          Balance          Balance
--------------------------------------------------------------------------------
1.000%                                    94      $35,401,968             9.72
2.000%                                    10        4,344,046             1.19
3.000%                                    56       15,767,991             4.33
5.000%                                   509      296,428,582            81.41
6.000%                                    23       12,185,414             3.35
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 4.522%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Periodic Rate Cap                      Loans          Balance          Balance
--------------------------------------------------------------------------------
1.000%                                   191      $65,077,056            17.87
2.000%                                   482      289,052,004            79.38
6.000%                                    19        9,998,941             2.75
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.931%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 2  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                            MARM 2004-7; G1,G2,G3,G4
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Maximum Rate                           Loans          Balance          Balance
--------------------------------------------------------------------------------
5.751% - 6.000%                            1         $403,468             0.11
7.751% - 8.000%                            2        1,300,000             0.36
8.501% - 8.750%                            4        2,241,255             0.62
8.751% - 9.000%                           17       12,320,592             3.38
9.001% - 9.250%                           83       63,718,782            17.50
9.251% - 9.500%                          136       83,032,671            22.80
9.501% - 9.750%                           85       56,106,387            15.41
9.751% - 10.000%                          52       24,803,256             6.81
10.001% - 10.250%                         55       27,556,629             7.57
10.251% - 10.500%                         35       13,464,825             3.70
10.501% - 10.750%                         13        4,089,955             1.12
10.751% - 11.000%                         96       35,650,787             9.79
11.001% - 11.250%                          5        2,971,426             0.82
11.251% - 11.500%                         55       17,130,982             4.70
11.501% - 11.750%                         36        9,904,274             2.72
11.751% - 12.000%                         17        9,432,714             2.59
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: 6.000%
Maximum: 12.000%
Weighted Average: 9.939%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
FICO Scores                            Loans          Balance          Balance
--------------------------------------------------------------------------------
601 - 620                                  2       $1,135,845             0.31
621 - 640                                  7        3,440,674             0.94
641 - 660                                 22        7,416,370             2.04
661 - 680                                 43       13,227,211             3.63
681 - 700                                 97       41,566,482            11.42
701 - 720                                174      105,433,613            28.96
721 - 740                                 82       37,453,124            10.29
741 - 760                                101       54,330,595            14.92
761 - 780                                 87       51,746,401            14.21
781 - 800                                 66       42,349,085            11.63
801 - 820                                 11        6,028,600             1.66
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 612
Maximum: 813
Weighted Average: 732
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Original Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                 68      $44,719,172            12.28
50.01% - 55.00%                           30       20,514,831             5.63
55.01% - 60.00%                           35       29,040,782             7.98
60.01% - 65.00%                           61       42,126,363            11.57
65.01% - 70.00%                           97       67,428,561            18.52
70.01% - 75.00%                          114       63,283,241            17.38
75.01% - 80.00%                          271       93,084,787            25.56
80.01% - 85.00%                            5        1,759,915             0.48
85.01% - 90.00%                            8        1,440,839             0.40
90.01% - 95.00%                            3          729,509             0.20
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: 17.84
Maximum: 95.00
Weighted Average: 66.72
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Combined Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                 62      $42,383,042            11.64
50.01% - 55.00%                           28       19,120,492             5.25
55.01% - 60.00%                           34       27,592,057             7.58
60.01% - 65.00%                           55       38,114,646            10.47
65.01% - 70.00%                           84       63,262,833            17.37
70.01% - 75.00%                           99       56,251,158            15.45
75.01% - 80.00%                          122       51,726,997            14.21
80.01% - 85.00%                           20       10,143,252             2.79
85.01% - 90.00%                           74       28,594,315             7.85
90.01% - 95.00%                           56       14,271,922             3.92
95.01% - 100.00%                          58       12,667,287             3.48
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: 19.58
Maximum: 100.00
Weighted Average: 69.69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Amortization                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Interest Only                            505     $271,397,360            74.53
Fully Amortizing                         187       92,730,641            25.47
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 3  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                            MARM 2004-7; G1,G2,G3,G4
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Top 5 States                           Loans          Balance          Balance
--------------------------------------------------------------------------------
California                               397     $241,111,636            66.22
New York                                  34       24,407,502             6.70
Florida                                   33       18,194,611             5.00
Virginia                                  20        9,773,396             2.68
Illinois                                  13        8,515,170             2.34
Other                                    195       62,125,686            17.06
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Prepay Original Term                   Loans          Balance          Balance
--------------------------------------------------------------------------------
0                                        567     $319,353,578            87.70
6                                          1          798,285             0.22
12                                         2        2,313,468             0.64
24                                         7        3,111,569             0.85
30                                         2          395,280             0.11
36                                       110       37,207,070            10.22
60                                         3          948,750             0.26
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Document Type                          Loans          Balance          Balance
--------------------------------------------------------------------------------
Alternate                                 10       $4,665,690             1.28
Full                                      90       47,041,385            12.92
No Doc                                    20        6,097,348             1.67
No Ratio                                   6        2,579,950             0.71
Reduced                                  249      117,768,399            32.34
Stated Doc                               284      161,712,615            44.41
Streamline                                33       24,262,614             6.66
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Loan Purpose                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Purchase                                 266     $130,477,226            35.83
Cash Out Refinance                       208      107,500,011            29.52
Rate/Term Refinance                      218      126,150,764            34.64
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Owner Occupancy Status                 Loans          Balance          Balance
--------------------------------------------------------------------------------
Investor                                  54      $11,498,564             3.16
Primary                                  612      339,091,289            93.12
Secondary                                 26       13,538,148             3.72
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Property Type                          Loans          Balance          Balance
--------------------------------------------------------------------------------
Coop                                       7       $3,080,252             0.85
Condominium                               83       42,443,726            11.66
PUD                                       81       28,524,093             7.83
Single Family                            502      283,538,763            77.87
Two- to Four Family                       19        6,541,166             1.80
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Stated Remaining Term to Maturity      Loans          Balance          Balance
--------------------------------------------------------------------------------
274                                        1         $499,031             0.14
286                                        1          469,638             0.13
353                                        1          299,000             0.08
354                                        2        1,464,000             0.40
355                                        1          255,200             0.07
356                                        5        1,197,851             0.33
357                                       73       34,354,647             9.43
358                                      248      111,172,146            30.53
359                                      355      211,036,539            57.96
360                                        5        3,379,950             0.93
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------
Minimum: 274
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 4  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                            MARM 2004-7; G1,G2,G3,G4
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Servicer                               Loans          Balance          Balance
--------------------------------------------------------------------------------
Bank of America                          121      $60,480,589            16.61
Downey                                    28       13,050,102             3.58
GMAC Mortgage                            106       44,100,414            12.11
Greenpoint                               167       49,309,372            13.54
GreenLight Financial                       2          566,263             0.16
National City Mortgage                     5        2,379,845             0.65
Wamu                                       4        2,047,471             0.56
Washington Mutual Bank                   259      192,193,945            52.78
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Originator                             Loans          Balance          Balance
--------------------------------------------------------------------------------
Alliance Bancorp                           2       $1,154,000             0.32
Bank of America                          121       60,480,589            16.61
First Financial                            1          333,700             0.09
Greenlight                                 2          566,263             0.16
Greenpoint Mortgage Corporation          167       49,309,372            13.54
Homestar                                  44        8,011,409             2.20
Loan Center Of California Inc              2        1,069,950             0.29
Nat City Mortgage                          5        2,379,845             0.65
Pacific Republic Mortgage Corp             2        1,013,169             0.28
Plaza Home Mortgage                        1          397,939             0.11
Prism Mortgage/RBC Mortgage                4        2,047,471             0.56
Provident Bank                             2          707,800             0.19
UBS Conduit                               80       44,462,548            12.21
Washington Mutual                        259      192,193,945            52.78
--------------------------------------------------------------------------------
Total:                                   692     $364,128,001           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas     Jul 1, 2004 21:25                  Page 5  of  5